Exhibit 32
CERTIFICATION PURSUANT TO THE 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tribune Publishing Company (the “Company”) on Form 10-Q for the period ended September 29, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Timothy P. Knight, Chief Executive Officer, President and Director of the Company, and Terry Jimenez, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Timothy P. Knight_____________________________________
Timothy P. Knight,
Chief Executive Officer, President and Director

Date: November 7, 2019

By: /s/ Terry Jimenez________________________________________
Terry Jimenez,
Chief Financial Officer

Date: November 7, 2019